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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2004


                        PACIFICHEALTH LABORATORIES, INC.
           -----------------------------------------------------------
               (Exact name of registrant as specified in charter)



           Delaware                    000-23495              22-3367588
------------------------------        -----------         ----------------------
       (State or other                (Commission            (IRS Employer
jurisdiction of incorporation)        File Number)        Identification Number)



100 Matawan Road, Suite 420 Matawan, NJ                        07747-3913
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (732) 739-2900
                                                           --------------



         (Former name or former address, if changed since last report.)


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Item 12.          Results of Operations and Financial Condition.

         On April 3, 2004, PacificHealth Laboratories, Inc. issued a press release announcing certain financial results for the fiscal quarter ended March 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on. Form 8-K.

         On March 29, 2004, PacificHealth Laboratories, Inc. issued a press release announcing certain financial results for the fiscal year ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.2 to this Current Report on. Form 8-K.


The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACIFICHEALTH LABORATORIES, INC.

Dated: April 5, 2004                  By:  /s/ Stephen P. Kuchen
                                           ------------------------------------
                                           Stephen P. Kuchen
                                           Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                         Description
-----------                         -----------

99.1                       Press release dated April 2, 2004
99.2                       Press release dated March 29, 2004